UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2007

HANOVER COMPRESSOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13071 (Commission File Number)	76-0625124 (IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of principal executive offices)	77086 (Zip Code)
(281) 447-8787
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On August 20, 2007, Exterran Holdings, Inc. (“Exterran Holdings”) executed the First Supplemental Indenture with Hanover Compressor Company (“Hanover”) and Wilmington Trust Company, as trustee, pursuant to which Exterran Holdings agreed to guarantee the obligations of Hanover under the Indenture dated as of March 15, 2001 relating to Hanover’s 4.75% Convertible Senior Notes due 2008. As of August 20, 2007, the outstanding principal amount of those notes was approximately $192,000,000.
     The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture, which is filed as Exhibit 10.1 and incorporated herein by reference.
     On August 20, 2007, Exterran Holdings executed the Eighth Supplemental Indenture with Hanover, certain subsidiary guarantors and U.S. Bank (as successor to Wachovia Bank, National Association), as trustee, pursuant to which Exterran Holdings agreed to guarantee the obligations of Hanover under the Senior Indenture dated as of December 15, 2003, as amended and supplemented, relating to Hanover’s 4.75% Convertible Senior Notes due 2014. As of August 20, 2007, the outstanding principal amount of those notes was approximately $143,750,000.
     The foregoing description of the Eighth Supplemental Indenture is qualified in its entirety by reference to the full text of the Eighth Supplemental Indenture, which is filed as Exhibit 10.2 and incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	First Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and Wilmington Trust Company, as Trustee, for the 4.75% Convertible Senior Notes due 2008, incorporated by reference to Exhibit 10.14 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

10.2	Eighth Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and U.S. Bank National Association, as Trustee, for the 4.75% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 10.15 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: August 24, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and Wilmington Trust Company, as Trustee, for the 4.75% Convertible Senior Notes due 2008, incorporated by reference to Exhibit 10.14 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.

10.2	Eighth Supplemental Indenture, dated August 20, 2007, by and between Hanover Compressor Company, Exterran Holdings, Inc., and U.S. Bank National Association, as Trustee, for the 4.75% Convertible Senior Notes due 2014, incorporated by reference to Exhibit 10.15 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 23, 2007.